Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                     (AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002)

           I, Broughan E. Gorey, the Chief Financial Officer of Allion Healthcare, Inc. (the "Company"), do hereby certify to the best of my knowledge and belief that:

           1. The Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 (the "Report") fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(d)); and

           2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 14, 2002

                                     By: /S/ BROUGHAN E. GOREY
                                         ----------------------------------
                                         Broughan E. Gorey
                                         Chief Financial Officer